Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of iShares Trust of our reports dated October 23, 2017, relating to the financial statements and financial highlights, which appear in iShares Adaptive Currency Hedged MSCI Eurozone ETF, iShares Adaptive Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Mexico ETF, iShares Currency Hedged MSCI South Korea ETF, iShares Currency Hedged MSCI Spain ETF, iShares Currency Hedged MSCI Switzerland ETF, iShares Currency Hedged MSCI United Kingdom ETF, iShares Edge MSCI Min Vol Global Currency Hedged ETF, iShares Edge MSCI Multifactor Consumer Discretionary ETF, iShares Edge MSCI Multifactor Consumer Staples ETF, iShares Edge MSCI Multifactor Energy ETF, iShares Edge MSCI Multifactor Financials ETF, iShares Edge MSCI Multifactor Healthcare ETF, iShares Edge MSCI Multifactor Industrials ETF, iShares Edge MSCI Multifactor Materials ETF, iShares Edge MSCI Multifactor Technology ETF, iShares Edge MSCI Multifactor Utilities ETF, iShares MSCI All Peru Capped ETF, iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Denmark Capped ETF, iShares MSCI EAFE ESG Optimized ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Global Impact ETF, iShares MSCI India ETF, iShares MSCI India Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland Capped ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Norway Capped ETF, iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF, iShares MSCI Saudi Arabia Capped ETF, iShares MSCI UAE Capped ETF, iShares MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF and iShares MSCI USA ESG Optimized ETFs’ Annual Reports on Form N-CSR for the year ended August 31, 2017. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP San Francisco, CA December 20, 2017